Exhibit 1.a.10

                               Form of Application




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[logo] PHOENIX   PO Box 8027                                                       MULTI LIFE APPLICATION FOR LIFE INSURANCE PART 1
                 Boston MA 02266-8027

Company is defined as indicated below: (check one)

[ ]  PHOENIX LIFE INSURANCE COMPANY            [ ]  PHL VARIABLE INSURANCE COMPANY           [ ]  PHOENIX LIFE AND ANNUITY COMPANY
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SECTION I - FIRST PROPOSED INSURED
------------------------------------------------------------------ --------------------------- ------------------------------------
Print Name as it is to appear on policy (First, Middle, Last)       Sex                         Birthdate (Month, Day, Year)
                                                                       [ ] Male   [ ] Female
------------------------------------------------------------------ --------------------------- ------------------------------------
Birthplace (State or Country)                                       United States Citizen       Social Security Number
                                                                       [ ] Yes    [ ] No
---------------------------------------------------------- ------------------------------------------------------------------------
Driver's License No. (Include State)                        Marital Status

                                                             [ ] Single    [ ] Married   [ ] Widowed    [ ] Divorced  [ ] Separated
--------------------------------------------------------------------------------------------- -------------------------------------
Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                  Home Telephone Number
                                                                                                (      )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)

------------------------------------------------------------------ --------------------------------------- ------------------------
Current Occupation and Duties                                       Employer                                Length of Employment

---------------------------------------------------------------------------------------------- ------------------------------------
Business Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)              Bus. Phone No. (Include Ext.)
                                                                                                (      )
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Email Address

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SECTION II - SECOND PROPOSED INSURED - (FOR ADDITIONAL PROPOSED INSUREDS, COMPLETE SUPPLEMENT PACKAGE)
------------------------------------------------------------------ --------------------------- ------------------------------------
Print Name as it is to appear on policy (First, Middle, Last)       Sex                         Birthdate (Month, Day, Year)
                                                                     [ ] Male   [ ] Female
------------------------------------------------------------------ --------------------------- ------------------------------------
Birthplace (State or Country)                                       United States Citizen       Social Security Number
                                                                     [ ] Yes    [ ] No
---------------------------------------------------------- ------------------------------------------------------------------------
Driver's License No. (Include State)                        Marital Status
                                                             [ ] Single   [ ] Married   [ ] Widowed   [ ] Divorced   [ ] Separated
---------------------------------------------------------------------------------------------- ------------------------------------
Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                  Home Telephone Number
                                                                                                (      )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)

------------------------------------------------------------------ --------------------------------------- ------------------------
Current Occupation and Duties                                       Employer                                Length of Employment

---------------------------------------------------------------------------------------------- ------------------------------------
Business Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)              Bus. Phone No. (Include Ext.)
                                                                                                (      )
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Email Address

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SECTION III - OWNERSHIP
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[ ] A1. Insureds Jointly                                            [ ] D. Partnership (Include name of all partners - if
[ ] B.  Successive Owners                                                  partnership is limited, indicate which partners are
[ ] B1. Owners Jointly                                                     general partners)
[ ] C.  Corporation its successors or assigns (Include state        [ ] E. Sole Proprietorship (Include name of sole proprietor)
        of incorporation)                                           [ ] F. Trust (Include name and date of trust, name of
                                                                           trustee(s) and of grantor)
(Complete section below if B,C,D, E or F are checked)
IF OWNER IS OTHER THAN PROPOSED INSUREDS, PREMIUM NOTICE WILL BE SENT. Give Owner's Name, Mailing Address, Relationship to Proposed
Insured, and Social Security Number or Tax Identification Number:

Owner Name:  ______________________________________________________________________________________________________________________

             ______________________________________________________________________________________________________________________

Address: __________________________________________________________________________________________________________________________

Social Security or Tax I.D. Number ________________  Relationship: _________________  Date of Birth _______________________________
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CONTINGENT OWNER
Name: _______________________________________________________ Date of Birth ______________  Relationship __________________________

ULTIMATE OWNER, Check one. If none checked, insureds will be ultimate owner.
[ ] Insureds Jointly      [ ] Executor or administrator of the survivor of the primary and contingent owners
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OL4019                                                         1 of 7                                                          2-02
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SEND PREMIUM NOTICES TO: (IN ADDITION TO OWNER)
[ ]  Proposed Insureds:     [ ]  Home Address      [ ]  Business Address
[ ]  Other (Name and Address) _____________________________________________________________________________________________________
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SECTION IV - BENEFICIARY
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
[ ]  Owner    [ ]  Survivor of Said Insureds
------------------------------- --------------------------------------- ------------------------------- ---------------------------
Primary Beneficiary              Relationship to Proposed Insureds       Date of Birth (If Available)    Soc. Sec. No. (If known)

------------------------------- --------------------------------------- ------------------------------- ---------------------------
Primary Beneficiary              Relationship to Proposed Insureds       Date of Birth (If Available)    Soc. Sec. No. (If known)

------------------------------- --------------------------------------- ------------------------------- ---------------------------
Contingent Beneficiary           Relationship to Proposed Insureds       Date of Birth (If Available)    Soc. Sec. No. (If known)

------------------------------- --------------------------------------- ------------------------------- ---------------------------
Contingent Beneficiary           Relationship to Proposed Insureds       Date of Birth (If Available)    Soc. Sec. No. (If known)

------------------------------- --------------------------------------- ------------------------------- ---------------------------
Trust
[ ]  Trust under Insured's will
[ ]  Inter vivos - Provide name of Trustee ______________________________________________________________  Date of Trust __________
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A beneficiary to qualify for payment must be living: (Check A or B, otherwise A will apply)

[ ]  A. at the Proposed Insured's death.          [ ]  B. on the 30th day after the date of the Proposed Insured's death.
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SECTION V - COVERAGE APPLIED FOR
---------------------------------------------------------------- ------------------------------------------------------------------
PLAN OF INSURANCE                                                 BASIC POLICY AMOUNT
                                                                  $
---------------------------------------------------------------- ------------------------------------------------------------------
SECTION VI - MODE OF PREMIUM PAYMENT
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[ ]  Annual                                        [ ]  Quarterly                                          [ ]  Semi-Annual

[ ]  Monthly (Variable Life Insurance only)        [ ]  PCS (Phoenix Check-O-Matic Service)
                                                        Minimum Monthly Check for Each Service - $25.00

Multiple Billing Option - Give # or Details  ______________________________________________________________________________________

[ ]  List Bill   [ ]  EICS   [ ]  Salary Allotment   [ ]  Pension   [ ]  Money Purchase Pension   [ ]  Other ______________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:

Existing Policy Number or PCS File Number _________________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1of application) to initiate debit entries to my (our) checking account and the depository named below.

INFORMATION FOR NEW ACCOUNT

Attach a void check to furnish encoding details.
If the depositor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.





ATTACH VOID CHECK HERE





Signature of depositor (if different from owner) ______________________________________________________________



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OL4019                                                         2 of 7                                                          2-02
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SECTION VII - TRADITIONAL PLANS OF INSURANCE RIDERS AND FEATURES
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FIRST PROPOSED INSURED
------------------------------------------------------------------------ ----------------------------------------------------------
[ ]  Survivor Insurance Purchase Option                                   DIVIDEND OPTION
[ ]  Disability Waiver of Premium on Insured                              ---------------------------------------------------------
[ ]  Conditional Exchange                                                 [ ]  Optionterm
[ ]  Four Year Survivorship                                               [ ]  Optionterm Death Benefit $____________________
[ ]  Term Life Rider $ __________
[ ]  Survivor Premium Protector Rider                                     Premium Paying Coverage     [ ] Yes  [ ] No or
      Amount $______________    Number of years _____________                   % of increase _______________________________
[ ]  Other ________________________________________                       [ ]  Accumulate at Interest
COST OF LIVING IS AUTOMATIC UNLESS THIS BOX IS CHECKED  [ ] NO COL        [ ]  Paid-up Additional Insurance (PUA)
-------------------------------------------------------------------       [ ]  One Year Term with Balanced to:
Additional Insured Term Rider (AITR) $____________                        [ ]  Cash       [ ] PUA      [ ]  ACCUM       [ ]  RP
-------------------------------------------------------------------       [ ]  Reduce Premium
PAPOR (check one)                                                         [ ]  Cash
        [ ]  PAPOR A-Flexible     [ ]  PAPOR B-Flexible with Optionterm   [ ]  Other ______________________________________
        Number of years payable _________________                                    ______________________________________
Intended premium payments for the first 7 years:                                     ______________________________________
Year 1 ____________             Year 5 ____________                       ---------------------------------------------------------
Year 2 ____________             Year 6 ____________                       Automatic Premium Loan, if applicable   [ ]  Yes  [ ]  No
Year 3 ____________             Year 7 ____________                       ---------------------------------------------------------
Year 4 ____________     MAXIMUM AMOUNT $________________                  Policy Loan Interest Rate, if applicable (If none checked,
                                                                          "Variable" will apply.)       [ ]  Variable    [ ]  Fixed
                                                                          ---------------------------------------------------------
                                                                          Total Insurance Face Amount

                                                                          $____________________________________________
------------------------------------------------------------------------- ---------------------------------------------------------
SECOND PROPOSED INSURED
------------------------------------------------------------------------- ---------------------------------------------------------
[ ]  Survivor Insurance Purchase Option                                   Additional Insured Term Rider (AITR) $______________
[ ]  Disability Waiver of Premium on Insured                              ---------------------------------------------------------
[ ]  Conditional Exchange                                                 DIVIDEND OPTION
[ ]  Four Year Survivorship                                               ---------------------------------------------------------
[ ]  Term Life Rider $__________                                          [ ]  Optionterm
[ ]  Survivor Premium Protector Rider                                          Optionterm Death Benefit $____________________
     Amount $_____________    Number of years ______________              Premium Paying Coverage     [ ] Yes  [ ] No or
[ ]  Other ___________________________________________________                 % of increase _____________________________________
                                                                          ---------------------------------------------------------
COST OF LIVING IS AUTOMATIC UNLESS THIS BOX IS CHECKED  [ ] NO COL        Total Insurance Face Amount

                                                                          $____________________________________________
------------------------------------------------------------------------- ---------------------------------------------------------
SECTION VIII - VARIABLE/UNIVERSAL PLANS OF INSURANCE RIDERS AND FEATURES
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FIRST PROPOSED INSURED
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[ ]  Disability Payment of a specified Annual Premium Amount.             DEATH BENEFIT OPTION (CHECK ONE): IF NONE CHECKED OPTION 1
     Annual Amount  $______________________________________               WILL APPLY.
[ ]  Policy Exchange Option Rider                                         [ ]  Option 1 - Level Face Amount
[ ]  Term Insurance Rider $________________________________               [ ]  Option 2 - Increasing Face Amount
[ ]  Survivor Purchase Option Rider                                       [ ]  Estate Term Rider $__________
[ ]  Survivor Premium Payment $_______________  years _______                  ANNUAL INCREASE OPTIONS
[ ]  4-Year Survivorship Term                                                  [ ]  Fixed %_______
[ ]  Disability Benefit Rider $_______________________                         [ ]  Fixed $__________
[ ]  Term Life Rider $__________                                               [ ]  Premium Paid
[ ]  Age 100+ Rider                                                            [ ]  Other ____________________________________
[ ]  Coverage Protection Rider                                            POLICY OPTION (CHECK ONE): IF NONE CHECK, POLICY OPTION A
[ ]  Conditional Exchange Option Rider                                    WILL APPLY
[ ]  Other______________________________________                          [ ]  Policy Option A
[ ]  Other______________________________________                          [ ]  Policy Option B
                                                                          [ ]  Policy Option C
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SECOND PROPOSED INSURED
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[ ]  Disability Payment of a specified Annual Premium Amount.             [ ]  Disability Benefit Rider $__________________________
     Annual Amount  $ ______________________________                      [ ]  Other ______________________________________________
[ ]  Term Insurance Rider $___________________________                    [ ]  Other ______________________________________________
[ ]  Survivor Premium Payment $_______________  years _______
[ ]  Term Life Rider $__________
------------------------------------------------------------------------ ----------------------------------------------------------
First Year Anticipated, BILLED Premium (EXCLUDING 1035 Exchange,          Subsequent Planned Annual Premium
Lump Sum Funds, etc.)
------------------------------------------------------------------------ ----------------------------------------------------------

OL4019                                                         3 of 7                                                          2-02
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TEMPORARY MONEY MARKET ALLOCATION If the state of issue does not require refund of premium during the Right To Cancel Period, but you prefer to temporarily allocate your premiums to the Money Market subaccount until the end of the Right to Cancel Period, as stated in the policy, indicate: [ ] Yes [ ] No
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TELEPHONE/ELECTRONIC AUTHORIZATION I will receive this privilege automatically. By checking "Yes", I am authorizing and directing
Phoenix to act on telephone or electronic instructions from my licensed agent who can furnish proper identification. Phoenix will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed,
Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost. [ ] Yes [ ] No
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ELECTRONIC DELIVERY AUTHORIZATION By checking "Yes," I am authorizing Phoenix to provide my statements, prospectuses and other information electronically if available. I understand that, I must have Internet access to use this service and there may be access fee charged by the Internet service provider. [ ] Yes [ ] No
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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION
BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS? [ ] YES [ ] NO

If you are purchasing Variable Life Policy, do you believe it is suitable to meet your financial objectives? [ ] Yes [ ] No

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
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SECTION IX - EXISTING LIFE INSURANCE
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FIRST PROPOSED INSURED                                                                                       SECOND PROPOSED INSURED
--------------- ---------------------------------------------------------------------------------------------------- ---------------
[ ] YES [ ] NO  With this policy, do you plan to replace (in whole or in part, now or in the future) any existing    [ ] YES [ ] NO
                insurance or annuity in force?

[ ] YES [ ] NO  Do you plan to borrow or otherwise use values from an existing insurance policy or annuity to pay    [ ] YES [ ] NO
                any initial or subsequent premium(s) for this policy?

[ ] YES [ ] NO  Are there any life insurance policies or annuity contracts owned by or on the life of the applicants [ ] YES [ ] NO or the insureds or the owner(s) or the annuitant)
--------------- ---------------------------------------------------------------------------------------------------- ---------------
For all "Yes" answers above, please provide the following information and describe all coverage in force for proposed insureds.
Include individual and group, if none, write none.
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FIRST PROPOSED INSURED                                            SECOND PROPOSED INSURED
----------------------------------------------------------------- ------------------------------------------------------------------
Total Life Insurance in force (if none, indicate) $______________ Total Life Insurance in force (if none, indicate) $ ______________
Total Accidental Death Benefit in force (if none, indicate) $____ Total Accidental Death Benefit in force (if none, indicate) $_____
----------------------------------------------------------------- ------------------------------------------------------------------
Company                                                           Company
----------------------------------------------------------------- ------------------------------------------------------------------
Year Issued                                                       Year Issued
----------------------------------------------------------------- ------------------------------------------------------------------
Policy Number                                                     Policy Number
----------------------------------------------------------------- ------------------------------------------------------------------
Amount $                                                          Amount $
----------------------------------------------------------------- ------------------------------------------------------------------
[ ]  Personal    [ ]  Business                                    [ ]  Personal    [ ]  Business
----------------------------------------------------------------- ------------------------------------------------------------------
Company                                                           Company
----------------------------------------------------------------- ------------------------------------------------------------------
Year Issued                                                       Year Issued
----------------------------------------------------------------- ------------------------------------------------------------------
Policy Number                                                     Policy Number
----------------------------------------------------------------- ------------------------------------------------------------------
Amount $                                                          Amount $
----------------------------------------------------------------- ------------------------------------------------------------------
[ ]  Personal    [ ]  Business                                    [ ]  Personal    [ ]  Business
----------------------------------------------------------------- ------------------------------------------------------------------
Company                                                           Company
----------------------------------------------------------------- ------------------------------------------------------------------
Year Issued                                                       Year Issued
----------------------------------------------------------------- ------------------------------------------------------------------
Policy Number                                                     Policy Number
----------------------------------------------------------------- ------------------------------------------------------------------
Amount $                                                          Amount $
----------------------------------------------------------------- ------------------------------------------------------------------
[ ]  Personal    [ ]  Business                                    [ ]  Personal    [ ]  Business
----------------------------------------------------------------- ------------------------------------------------------------------
SECTION X - INCOME INFORMATION
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FIRST PROPOSED INSURED                                            SECOND PROPOSED INSURED
----------------------------------------------------------------- ------------------------------------------------------------------
Earned Income                                                     Earned Income
----------------------------------------------------------------- ------------------------------------------------------------------
Independent Income                                                Independent Income
----------------------------------------------------------------- ------------------------------------------------------------------
Net Worth                                                         Net Worth
----------------------------------------------------------------- ------------------------------------------------------------------
ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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OL4019                                                         4 of 7                                                          2-02
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SECTION XI - ADDITIONAL INFORMATION
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FIRST PROPOSED INSURED                                                                                       SECOND PROPOSED INSURED
--------- ----------------------------------------------------------------------------------------------------------------- --------
YES  NO                                                                                                                     YES  NO
[ ]  [ ]  1. Have you used tobacco or nicotine products in any form in the last 15 years? If "Yes", PLEASE CIRCLE the       [ ]  [ ]
             products(s) used: cigarettes, cigars, pipes, snuff, smokeless or chewing tobacco, nicotine patch or gum.
             If "Yes", check one: [ ] Use currently [ ] Date quit ____________________

[ ]  [ ]  2. Have you ever applied for life, accident, or health insurance and been postponed, or been offered a policy     [ ]  [ ]
             differing in plan, amount or premium rate from that applied for? (If "Yes", give date, company and reason).

[ ]  [ ]  3. Are you negotiating for other insurance? (If "Yes", name companies and total amount to be placed in force.)    [ ]  [ ]

[ ]  [ ]  4. Do you intend to live or travel outside the United States or Canada? (If "Yes", state where and for how long). [ ]  [ ]

[ ]  [ ]  5. Have you flown during the past three years as a pilot, student pilot or crew member? (If "Yes", complete
             Aviation Questionnaire, form FN7).

[ ]  [ ]  6. Have you participated in the past 3 years or plan to engage in any hazardous activity such as motor vehicle,   [ ]  [ ]
             motorcycle or motorboat racing, parachute jumping, skin or scuba diving or other underwater activity, hang gliding or other hazardous avocation? (If "Yes", complete Avocation Questionnaire, form OL1064).

[ ]  [ ]  7. Have you in the past three years been the driver of a motor vehicle involved in an accident, or charged with   [ ]  [ ]
             a moving violation of any motor vehicle law, or had your driver's license suspended or revoked?
--------- ----------------------------------------------------------------------------------------------------------------- --------
Give full details for all "Yes" answers above.
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  Name of Proposed Insured                Question Number                                         Details
------------------------------------ -------------------------- --------------------------------------------------------------------

------------------------------------ -------------------------- --------------------------------------------------------------------

------------------------------------ -------------------------- --------------------------------------------------------------------
SECTION XII - COMPLETE FOR PROPOSED INSUREDS IF TEMPORARY INSURANCE IS REQUESTED
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If either of the following questions are answered "Yes" or left blank, no agent or broker is authorized to accept money and a
Temporary Insurance Agreement MAY NOT be issued, and no coverage will take effect.
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FIRST PROPOSED INSURED                                                                                       SECOND PROPOSED INSURED
--------- ----------------------------------------------------------------------------------------------------------------- --------
YES  NO                                                                                                                     YES  NO
[ ]  [ ]  a. Within the past two years been treated for heart disease, stroke, or cancer or had such treatment recommended? [ ]  [ ]

[ ]  [ ]  b. Within the past 60 days have you been scheduled to have any diagnostic test (excluding HIV tests or surgery    [ ]  [ ]
             not yet performed?
--------- ----------------------------------------------------------------------------------------------------------------- --------
$__________ has been paid by ______________________________ to the producer named below for proposed insurance applied for in this application. This sum is to be applied in accordance with and subject to the terms of the Temporary Insurance Receipt bearing the same number as this application.
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SECTION XIII - MEDICAL HISTORY
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FIRST PROPOSED INSURED                                                                                       SECOND PROPOSED INSURED
----------------------------------------------------------------- ------------------------------------------------------------------
Height                               Weight                       Height                               Weight
----------------------------------------------------------------- ------------------------------------------------------------------
Has your weight changed by 10 pounds or more in the past 2 years? Has your weight changed by 10 pounds or more in the past 2 years?
If "yes," how much _____ pounds   [ ] Gain  [ ] Loss              If "yes," how much _____ pounds   [ ] Gain  [ ] Loss
------------------- -------- -------- --------------------------- -------------------- ------- -------- ----------------------------
FAMILY HISTORY:     Age if   Age at   If alive, indicate health   FAMILY HISTORY:      Age if   Age at   If alive, indicate health
                    Alive    Death    problems or if deceased,                         Alive    Death    problems or if deceased,
                                      indicate cause of death:                                          indicate cause of death:
------------------- --------------------------------------------- -------------------- ---------------------------------------------
Father [ ] Alive                                                  Father [ ] Alive
       [ ] Deceased                                                      [ ] Deceased
------------------- --------------------------------------------- -------------------- ---------------------------------------------
Mother [ ] Alive                                                  Mother [ ] Alive
       [ ] Deceased                                                      [ ] Deceased
------------------- ---------------------------------------------- ------------------- ---------------------------------------------
Has anyone in your immediate family developed any hereditary      Has anyone in your immediate family developed any hereditary
condition, cancer, or heart disease before age 60?                condition, cancer, or heart disease before age 60?
[ ] Yes (please provide details below)  [ ] No                    [ ] Yes (please provide details below)  [ ] No


----------------------------------------------------------------- ------------------------------------------------------------------
PERSONAL PHYSICIAN: Please provide the name and address of your   PERSONAL PHYSICIAN: Please provide the name and address of your
personal physician or health care provider, date of most recent   personal physician or health care provider, date of most recent
visit, reason for visit, and results of treatment (if any):       visit, reason for visit, and results of treatment (if any):






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OL4019                                                        5 of 7                                                           2-02
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SECTION XIII - MEDICAL HISTORY (Continued)
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FIRST PROPOSED INSURED                                                                                       SECOND PROPOSED INSURED
--------- ----------------------------------------------------------------------------------------------------------------- --------
YES  NO   HAVE YOU EVER HAD, OR BEEN TOLD BY A PHYSICIAN OR OTHER HEALTH CARE PROVIDER THAT YOU HAVE:                       YES  NO

[ ]  [ ]  1.  High blood pressure or hypertension?                                                                          [ ]  [ ]

[ ]  [ ]  2.  Pain, pressure, or discomfort in the chest, angina pectoris, palpitations, swelling of the ankles, or         [ ]  [ ]
              shortness of breath?

[ ]  [ ]  3.  Heart disease, coronary artery disease, cardiomyopathy, heart failure, atrial fibrillation, heart rhythm      [ ]  [ ]
              abnormality, heart murmur, congenital heart disease or valvular heart disease?

[ ]  [ ]  4.  Peripheral vascular disease, claudication, narrowing or blockage of arteries or veins?                        [ ]  [ ]

[ ]  [ ]  5.  Asthma, pulmonary fibrosis, chronic cough, emphysema, pneumonia, or any other lung disease?

[ ]  [ ]  6.  Neurologic disease, seizures, fainting, falls, concussion, stroke, transient ischemic attack (TIA), tremor,   [ ]  [ ]
              neuropathy, weakness paralysis, Parkinson's disease, memory loss, dementia, or any other disease of the brain or nervous system?

[ ]  [ ]  7.  Depression, bipolar disorder, schizophrenia, anxiety, or any other psychiatric illness?                       [ ]  [ ]

[ ]  [ ]  8.  Arthritis, lupus, or any musculoskeletal or skin disorder?

[ ]  [ ]  9.  Ulcers, abdominal pain, colitis, Crohn's disease, gall bladder disease, liver disease, hepatitis, jaundice,   [ ]  [ ]
              pancreatitis, or other disease of the gastrointestinal system?

[ ]  [ ]  10. Diabetes, kidney disease, kidney stones, bladder disorder, prostate disorder, protein or blood in the urine?  [ ]  [ ]

[ ]  [ ]  11. Endocrine disorder, including disorder of the thyroid, parathyroid, adrenal, or pituitary glands?             [ ]  [ ]

[ ]  [ ]  12. Acquired Immune Deficiency Syndrome (AIDS) or any other immunologic disorder?                                 [ ]  [ ]

[ ]  [ ]  13. Anemia, bleeding or clotting disorder, or any other disorder of the blood or bone marrow?                     [ ]  [ ]

[ ]  [ ]  14. Cancer of any type, tumor (benign or malignant), leukemia, lymphoma, or Hodgkins disease?

[ ]  [ ]  15. Are you taking any kind of medicine, therapy, or treatment regularly or at frequent intervals?                [ ]  [ ]

[ ]  [ ]  16. Have you ever been treated for alcoholism or been advised to limit or stop your use of alcohol?

[ ]  [ ]  17. Have you ever used narcotics, barbiturates, amphetamines, hallucinogens, or any prescription drug except in   [ ]  [ ]
              accordance with a physician's instructions?

[ ]  [ ]  18. Have you been a patient in any hospital, treatment center, or similar facility within the last 10 years?      [ ]  [ ]

[ ]  [ ]  19. Have you had, or been advised to have, any surgery, X-rays, electrocardiograms, blood studies (excluding HIV  [ ]  [ ]
              or AIDS tests), or other tests within the last 5 years?

[ ]  [ ]  20. Other than above, have you had any physical or psychological disorder or been treated by a physician or other [ ]  [ ]
              health care provider for any reason within the past 5 years?
--------- ----------------------------------------------------------------------------------------------------------------- --------
Give details to any "Yes" answers to questions. (For more details use OL1590 if necessary)
------------ -------------- ------------------ -------------------------------------------------- ----------------------------------
  NAME OF                                                                                               NAME AND ADDRESSES
 PROPOSED       QUESTION                         DATE OF EACH                     CURRENT                        OF
 INSURED         NUMBER          DIAGNOSIS        OCCURRENCE     /  DURATION  /   STATUS             DOCTORS AND MEDICAL FACILITIES
------------ -------------- ------------------ -------------------------------------------------- ----------------------------------

------------ -------------- ------------------ -------------------------------------------------- ----------------------------------

------------ -------------- ------------------ -------------------------------------------------- ----------------------------------

------------ -------------- ------------------ -------------------------------------------------- ----------------------------------

------------ -------------- ------------------ -------------------------------------------------- ----------------------------------

------------ -------------- ------------------ -------------------------------------------------- ----------------------------------

------------ -------------- ------------------ -------------------------------------------------- ----------------------------------
The right is reserved to the Company to call for a medical examination by an appointed medical examiner should further evidence of insurability be deemed necessary. The producer taking this application confirm that he/she has truly and accurately recorded the information supplied by the proposed insured(s) on the application.






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Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction.

I understand that i) this application should be carefully reviewed by the undersigned to verify that any and all information given to the producer taking this application has been fully and correctly entered herein; ii) the producer has no authority to make, modify, alter or discharge any contract hereby applied for and; iii) the insurance policy applied for shall not take effect until the later of receipt of an application and payment of the issue premium due.

Under penalty of perjury, I confirm that the number given is my correct social security or taxpayer identification number and that
I am not subject to backup withholding (strike this out and initial if not true).
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AUTHORIZATION TO OBTAIN INFORMATION

I authorize any physician, health care provider, hospital, clinic or other medically-related facility, insurance company or the
Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix
Life Insurance Company and its affiliated insurers (Phoenix) or its reinsurers. I authorize any of the above sources to release to
Phoenix or its reinsurers any of my information relating to alcohol use, drug use and mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies.

If insurance on any minor child is applied for, this authorization extends to records and knowledge of that child and that child's health. To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative
Consumer Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

[ ] I DO [ ] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.
---------------------------------------------- ------------------------------ ------------------------------ ----------------------
First Proposed Insured                         State Signed In                Witness                        Date

---------------------------------------------- ------------------------------ ------------------------------ ----------------------
Second Proposed Insured                        State Signed In                Witness                        Date

---------------------------------------------- ------------------------------ ------------------------------ ----------------------
Owner (if other than proposed insured)         State Signed In                Witness                        Date

---------------------------------------------- ------------------------------ ------------------------------ ----------------------
Owner (if other than proposed insured)         State Signed In                Witness                        Date

---------------------------------------------- ------------------------------ ------------------------------ ----------------------
Owner (if other than proposed insured)         State Signed In                Witness                        Date

---------------------------------------------- ------------------------------ ------------------------------ ----------------------
The Producer hereby confirms that the Proposed Insured(s) and Owner(s) if diff erent from Proposed Insured(s), signed this application in his/her presence; that the Producer has truly and accurately re corded on the application the information supplied by the proposed insured(s); and that he/she is qualified and authorized to discus s the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING INSURANCE  OR ANNUITY IN FORCE WITH THE POLICY APPLIED FOR?
[ ] Yes  [ ]  No

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUG H LOANS, SURRENDERS OR OTHERWISE) TO PAY FOR THE
INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR? [ ] Yes  [ ]  No

ARE THERE ANY LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS OWNED BY OR ON THE  LIFE OF THE APPLICANTS OR THE INSUREDS OR THE
OWNER(S) OR THE ANNUITANT)? [ ] YES  [ ]  NO
------------------------------------------------------- ---------------------- ----------------------------------------------------
Lic. Agt./Reg. Rep.'s Signature                         Date                     Lic. Agt./Reg. Rep.'s I.D. No.
X
------------------------------------------------------- ---------------------- ------------------------------- --------------------
Broker/Dealer Name and Address                                                  Telephone Number                Broker/Dealer No.

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OL4019                                                         7 of 7                                                          2-02
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